
EXPERTISE
SHIP SELL
PICK
PACK
COLLABORATE
RELATIONSHIP
BEST-IN-CLASS SYSTEMS
3PL SELL PARTNER
STRATEGY
NORTH AMERICA SUPPORT PICK TECHNOLOGY
MANAGEMENT FLEXIBILITY DIGITAL
SYSTEMS 3PL OPERATIONS
LOGISTICS
DISTRIBUTION DEMAND
SUPPLY
NETWORK

Connecting Strong Brands with Smart Logistics

NAVARRE®

Corporate Presentation
August 2012

NASDAQ: **NAVR**

Safe Harbor

NAVARRE
NASDAQ: NAVR

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that we or our management, expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Our forward-looking statements are also subject to risks and uncertainties which can affect our performance in both the near-and long-term. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

Who We Are…

NAVARRE
NASDAQ: NAVR

- Vertically integrated, full service platform for retailers & manufacturers
- We uniquely offer multi-channel sales solutions, including:
  - Retail distribution programs
  - e-Commerce fulfillment
  - 3rd Party Logistics (3PL) services
- We are the largest distributor of consumer software in the U.S. & Canada
- 62 million units handled FY12
- Explosive growth in distribution of our Consumer Electronics & Accessories (CE&A) segment – up 124% TTM @ June 2012



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Who We Work With...

BEST BUY

Walmart
Save money. Live better.

TARGET

GROUPON

FUTURE SHOP

Office DEPOT

COSTCO WHOLESALE

amazon.com

meijer

RadioShack

OfficeMax
WORK WITH US

TigerDirect.com

GameStop

Fry's ELECTRONICS

LONDON DRUGS

Sam's CLUB

STAPLES
that was easy

newegg.com

TOYS "R" US

BJ's WHOLESALE CLUB

EXCHANGE
ARMY & AIR FORCE EXCHANGE SERVICE

MICRO CENTER
THE COMPUTER DEPARTMENT STORE

EURPAC

The Opportunity for Navarre

NAVARRE
NASDAQ: NAVR


OPPORTUNITY

- Strengthen full service retail platform with e-commerce fulfillment service offerings
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Aggressively pursue the underserviced Canadian market
- Pursue acquisitions in existing and adjacent markets (i.e. e-commerce fulfillment)

Full Service Retail Platform

NAVARRE
NASDAQ: NAVR

We are a full-scale, one-stop shop to our partners, regardless of how they go to market.

A vendor comes to Navarre with a product…

E-Commerce Storefront Hosting

Value Added Services
- Package design & marketing services
- Customer Support

Supply Chain
- Importing, scheduling & transit
- Streamline customs process

Logistics (3PL)
- Complete control of your brand & inventory
- Order processing & returns

Distribution
- Pick, pack & ship
- 99.9% inventory accuracy
- **We bring our vendors to a broader range of retail customers**

Sales Channels:
- Traditional retailers
- Proprietary e-commerce
- 3rd party e-commerce
- Direct sales

Software Distribution

NAVARRE
NASDAQ: NAVR

- We are the largest distributor of consumer software in the U.S. & Canada
- Our sophisticated systems provide a full array of services for our partners, like:
  - Proprietary vendor managed inventory
  - Point-of-sale activation
  - Consignment programs
- Packaged retail software is a maturing market in decline, so we plan to offset this by increasing market share via product line wins & expansion in Canada
- We also publish casual gaming, personal productivity, architecture and education software under the **Encore**® brand



ENCORE®

Consumer Electronics & Accessories (CE&A) Distribution

NAVARRE
NASDAQ: NAVR

- High growth segment – revenue up 124% to $86.4M TTM @ 6-30-12)
- Strong partnerships with trend-setting retailers drives new vendor partners
- Recent customer additions:

NORDSTROM Brookstone

URBAN OUTFITTERS Bass Pro Shops AMERICAN EAGLE OUTFITTERS

- 200+ new vendor partners during the past 24 months, including:

Square Turtle Beach gear4



Robust Y/Y Revenue Growth[1]
$12.2M
$20.8M
FY12 FY13
Fiscal Q1
$6.5M
$14.8M
FY11 FY12
Fiscal Q2
$11.3M
$32.6M
FY11 FY12
Fiscal Q3
$8.6M
$18.1M
FY11 FY12
Fiscal Q4

Sample Products



[1]Fiscal year ends March 31st.

Canadian Product Distribution

NAVARRE
NASDAQ: NAVR

- High growth segment – revenue up 38% to $59.4M TTM @ 6-30-12)
- Opened distribution facility in May 2010
- Strong partnerships with trend-setting retailers
- Sample customers:

BEST BUY
BestBuy.com
STAPLES
that was easy.
Indigo
Enrich your life
LONDON DRUGS
FUTURE SHOP
TARGET



Y/Y Revenue Growth[1]
$9.3M
$12.2M
$10.4M
$10.6M
$15.3M
$25.6M
$8.1M
$11.1M
FY12 FY13
FY11 FY12
FY11 FY12
FY11 FY12
Fiscal Q1
Fiscal Q2
Fiscal Q3
Fiscal Q4

Recently awarded placement beginning Q1 of calendar 2013

[1]Fiscal year ends March 31st.

E-Commerce Fulfillment

NAVARRE
NASDAQ: NAVR

- Single-source partner with traditional retailers who ship the same product to stores & distribution centers
- Handle complexity of shipping to their end-user customers
- Internet-only retailers partner with us to provide a wide variety of products
- E-commerce fulfillment up 40% to $76.1M TTM @ 6-30-12
- **Target acquisition market**

Sample E-Commerce Fulfillment Customers

Walmart

COSTCO.COM

BEST BUY
BestBuy.com

amazon.com

TigerDirect.com

We are Working to Enhance our Full Service Platform. Here's Why…

NAVARRE
NASDAQ: NAVR

Online Consumers Expected to Increase Spending 62% by 2016[1]



By 2015, the web will account for 11% of all retail sales[2]
$202B
$226B
$252B
$278B
$304B
$327B
2011
2012E
2013E
2014E
2015E
2016E

[1]Forrester Inc. & Internet Retailer.com, Aug 2012.
[2]Forrester Research, Feb 2011.

3PL Services

NAVARRE
NASDAQ: NAVR

- We provide our vendor partners all product handling & sales channel service needs
- Services include:
  - Overseas product receipt
  - Import/export customs management
  - Inventory storage & tracking
  - Reverse logistics, QA, returns disposition
- Benefits to customers include:
  - On-time delivery of product for initial set-up
  - Inventory availability for timely replenishment
  - Compliance with packaging & service level requirements
  - Efficient returns processing



Sample 3PL & E-Commerce Clients

WARBY PARKER eyewear
Broderbund
GROUPON
gear4

Web Storefront Capabilities

NAVARRE
NASDAQ: NAVR

- We can operate proprietary e-commerce websites for our retail partners
- Attractive secular growth trends as consumer product & packaged good companies seek to establish “business-to-consumer” online channels
- Our distribution manufacturers are a built-in customer
- Utilize our full service retail platform to also support:
  - Access to our retailer relationships
  - Order fulfillment
  - Shipping
  - QA/QC & call center
- Gross margin profile is 2x our base business


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Seasoned Leadership Team

NAVARRE
NASDAQ: NAVR

Richard Willis - Chief Executive Officer

- Appointed CEO in Sep. 2011, member of Board of Directors
- CEO experience: SFC, Inc., Baker & Taylor, Troll Communications and Bell Sports

Diane Lapp - Chief Financial Officer

- Joined Navarre in Oct. 2003, appointed CFO in May 2012
- 20 years of senior management experience in public accounting and finance

Ward Thomas - President of Distribution

- President of Business Services since Aug. 2010, President of Encore since Oct. 2011
- Executive sales and management experience at Trend Micro and FUNimation Entertainment

Joyce Fleck - President of Business and Logistics Services

- Joined Navarre in May 1999
- 20 years of senior management experience in sales, merchandising and marketing

Ryan Urness - General Counsel

- Joined Navarre in Jan. 2003
- Former head of intellectual property practice at Winthrop & Weinstine, P.A.

Chuck Reibling - Vice President of Operations and IT

- Joined Navarre in March 2012
- 18 years of senior management experience in operations and IT (8 years as VP of E-Commerce at Baker & Taylor, world's largest book distributor)

FY 2012 Restructuring Complete

NAVARRE
NASDAQ: NAVR



HIGH POTENTIAL CUSTOMER
INCOME
COST
CONTROL
PRODUCTIVITY
IMPROVED
PRODUCTS

- 6-mo. restructuring program completed at end of FY12
  - Refocused on growing product lines & core competencies
  - Transitioned away from assets related to non-core businesses
  - Richard Willis appointed CEO Sep. 2011 (FY Q2-12)
- Results:
  - Over ½ of senior executives gone; overall headcount reduced 27%
  - ~$5.5M to $6.5M in annual cost reductions
  - Closed 120,000 sq. ft. facility
  - Encore moved from LA to Minneapolis HQ
  - Significant inventory write-off
- **Now realizing $1M of cost savings per month**

Key Financials

Foundation of Our Organic Growth Strategy

NAVARRE
NASDAQ: NAVR

These three well-performing segments form the basis of our growth strategy, as represented below in both growth & percentage of net sales[1]


CE&A Sales
Up 124%
$38.6M
8%
$86.4M
19%
TTM @ Jun-11
TTM @ Jun-12


Canada Sales[2]
Up 38%
$43.0M
9%
$59.4M
13%
TTM @ Jun-11
TTM @ Jun-12


E-Commerce Fulfillment Sales[2]
Up 40%
$54.6M
12%
$76.1M
17%
TTM @ Jun-11
TTM @ Jun-12

[1]Excludes home video product net sales.
[2]Revenues also included in CE&A net sales.

Selected Financial Performance Since Restructuring[1]

NAVARRE
NASDAQ: NAVR

	9-Months Ended		
	June 2012	June 2011	*Change*
Net Sales[2 3]	$355.8M	$342.5M	*4%*
Software	$258.7M	$282.5M	*(8%)*
CE&A	**$71.6M**	**$32.0M**	***124%***
Operating Expenses[3]	**$35.6M**	**$44.7M**	***(20%)***
Adjusted EBITDA[4]	$6.2M	$4.7M	*32%*
Canada Net Sales[5]	**$48.8M**	**$32.6M**	***50%***
E-Commerce Fulfillment Net Sales[5]	**$61.3M**	**$45.9M**	***34%***

[1]Navarre restructuring initiated FY-Q2 2012.
[2]Excludes net sales of home video products of $6.2M & $33.2M during the 9 months ended June 2012 & June 2011, respectively.
[3]Excludes restructuring charges.
[4]Please see appendix for use of non-GAAP information.
[5]Revenues included in net sales above.

Fiscal 2013 Outlook

NAVARRE
NASDAQ: NAVR

Guidance[1]:

- Net Sales: $460M - $480M
- Adjusted EBITDA: $9M - $11M (~30% growth vs. FY12)
- Operating expense savings from restructuring: $5.5M - $6.5M in FY13

Other key items:

- Minimal cap ex required
- Strong balance sheet



Adjusted EBITDA
($ Millions)
$10.7
$7.7
$9-$11
FY11
FY12²
FY13E

Fiscal year ends March 31st.
[1]Guidance issued and effective May 22, 2012.
[2]Represents adj. pro forma EBITDA. Please see appendix for use of non-GAAP information.

Balance Sheet Supports Growth

NAVARRE
NASDAQ: NAVR

- Zero debt
- NOLs of $83M as of March 31, 2012 protect future cash flow
- $50M asset-based revolving facility
  - $20M accordion feature
  - 5-year term with new maturity date of December 29, 2016
  - Interest rate at LIBOR +2%, flexes based on availability, not to exceed LIBOR +2.25%
  - $5M permitted acquisition basket
- Cap ex requirements less than $1M annually

Key Stats: NAVR

NAVARRE
NASDAQ: NAVR

Trading Data (@ Aug 27, 2012)

Stock Price	$1.32
52 Week Low/High	$1.17/1.99
Avg. Daily Vol. *(100 day)*	32,731
Shares Outstanding	37.2M
Public Float, est.	78%
Institutional Holdings	39%
Insider Holdings	3%

Valuation Measures

Market Cap	$49.1M
Enterprise Value	$49.1M
EV/Revenue *(ttm)*	0.1x
EV/EBITDA *(ttm)*	7.8x

Financial Highlights (@ Q1 FY-13)

Total Revenue *(ttm)*	$468.6M
Adj. EBITDA[1] *(ttm)*	$6.3M
Total Assets *(mrq)*	$116.2M
Total Debt *(mrq)*	$0.0M
Total Liabilities *(mrq)*	$76.7M
Total Equity *(mrq)*	$39.5M


NAVR Daily
8/27/12
2.00
1.75
1.50
1.25
1.00
Volume
©BigCharts.com
600
400
200
0
Thousands
Oct
Nov
Dec
12
Feb
Mar
Apr
May
Jun
Jul
Aug

Source: Capital IQ; Fiscal year ends March 31st.
[1]Represents adjusted pro forma EBITDA. Please see appendix for use of non-GAAP information.

Key Takeaways

NAVARRE
NASDAQ: NAVR

- Navarre provides a single-source solution in a large & growing e-commerce market
- Highly scalable platform allows for significant volume with little additional capital spend
- Restructuring initiative complete
- The addition of more robust E-Commerce solutions generates new revenue streams and expected margin expansion
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Aggressively pursue underserviced Canadian market
- Pursue acquisitions in existing and adjacent markets (i.e. e-commerce fulfillment)



Adjusted EBITDA
($ Millions)
$7.7
$9.0-
$11.0
FY12[1]
FY13E[2]

Fiscal year ends March 31st.
[1]Represents adjusted pro forma EBITDA. Please see appendix for use of non-GAAP information.
[2]Represents FY-13 guidance, issued and effective May 22, 2012.

APPENDIX

Use of Non-GAAP Information

NAVARRE
NASDAQ: NAVR

The company provides non-GAAP adjusted and non-GAAP adjusted pro forma information and references to "adjusted" and "adjusted pro forma" information are references to non-GAAP measures. The company provides adjusted and adjusted pro forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted and adjusted pro forma information is not a substitute for any performance measure derived in accordance with GAAP. The company's management has evaluated and made operating decisions about its business operations primarily based upon these adjusted and adjusted pro forma financial metrics. For each such adjusted and adjusted pro forma financial measure, the adjustment provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods.

The company recognizes that the use of adjusted and adjusted pro forma measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded from the adjusted and adjusted pro forma financial information. The company provides adjusted and adjusted pro forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical pro forma, adjusted pro forma and adjusted results of operations are available on the company's website located at www.navarre.com in the "Investors" section.

Nine Month GAAP Net Sales Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Sales Before Inter-Company Eliminations to GAAP Net Sales and Business Segment Information for the Nine Months Ended June 30,
(In thousands)
(Unaudited)

	2012	%	2011	%
Net sales:				
Software	$ 258,714	71.6%	$ 282,388	77.6%
Consumer electronics and accessories	71,612	19.8%	32,100	6.3%
Video games	18,221	5.0%	20,715	5.6%
Home video	6,217	1.7%	33,166	8.5%
Distribution	354,764	98.1%	368,369	98.1%
Publishing	18,744	5.2%	23,228	6.5%
Net sales before inter-company eliminations	373,508		391,597	
Inter-company eliminations	(11,996)		(15,952)	
Net sales as reported	$ 361,512		$ 375,645	
Operating income (loss) from continuing operations:				
Distribution	$ (7,161)		$ (2,760)	
Publishing	(13,456)		3,805	
Consolidated operating income (loss) from continuing operations	$ (20,617)		$ 1,045	
Net Sales by Geographic Region				
United States	$ 324,660		$ 358,954	
International	48,848		32,643	
Net sales before inter-company eliminations	373,508		391,597	
Inter-company eliminations	(11,996)		(15,952)	
Net Sales as reported	$ 361,512		$ 375,645	
Net Sales by Sales Channel				
Retail	$ 312,186		$ 345,691	
E-commerce	61,322		45,906	
Net sales before inter-company eliminations	373,508		391,597	
Inter-company eliminations	(11,996)		(15,952)	
Net Sales as reported	$ 361,512		$ 375,645	

Nine Month Adjusted Pro Forma Income Before Continuing Operations Reconciliation

NAVARRE
NASDAQ: NAVR

Adjusted Pro Forma Income from Continuing Operations Before Income Tax for the Nine Months Ended June 30,
(In thousands)
(Unaudited)

	GAAP Information				Adjusted Pro Forma Information			
	2012	% of sales	2011	% of sales	2012	% of sales	2011	% of sales
Net sales (1)	$361,512		$375,645		$361,982		$375,645	
Gross profit (1) (2)	28,172	7.8%	47,217	12.6%	38,558	10.7%	47,217	12.6%
Operating expenses (3)	48,789	13.5%	46,172	12.3%	41,595	11.5%	44,680	11.9%
Income (loss) from operations	(20,617)		1,045		(3,037)		2,537	
Other (expense), net (4)	(850)		(993)		(728)		(993)	
Income (loss) from continuing operations before income tax	$ (21,467)		$ 52		$ (3,765)		$ 1,544	

	Nine Months Ended June 30,	
	2012	2011
(1) Pro forma adjustments to net sales	$ 470	$ -
(2) Pro forma adjustments to gross profit	9,916	-
(3) Pro forma adjustments to operating expenses	(7,194)	(1,492)
(4) Pro forma adjustments to other expense, net	122	-

Nine Month Adjusted EBITDA Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Income (Loss) from Continuing Operations to Adjusted Pro Forma EBITDA for the Nine Months Ended June 30,

	2012	2011
Net income (loss) from continuing operations, as reported	$ (32,994)	$ 10,205
Interest expense, net	482	1,196
Income tax expense (benefit)	11,528	(10,153)
Depreciation and amortization	2,539	2,938
Goodwill and intangible impairment	5,996	-
Restructuring and other charges	17,705	83 *
Foreign translation loss (gain)	243	(227)
Share-based compensation	741	692
Adjusted pro forma EBITDA	$ 6,240	$ 4,734

* Does not include CEO severance charges

Twelve Month GAAP Net Sales Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Sales Before Inter-Company Eliminations to GAAP Net Sales and Business Segment Information for the Twelve Months Ended June 30,
(In thousands)
(Unaudited)

	2012	%	2011	%
Net sales:				
Software	$ 336,242	71.8%	$ 376,760	75.9%
Consumer electronics				
and accessories	86,428	18.5%	38,568	7.8%
Video games	23,777	5.1%	28,639	5.8%
Home video	12,354	2.6%	43,163	8.7%
Distribution	458,801	98.0%	487,130	98.2%
Publishing	25,059	5.4%	31,884	6.4%
Net sales before inter-company				
eliminations	483,860		519,014	
Inter-company eliminations	(15,780)		(22,893)	
Net sales as reported	$ 468,080		$ 496,121	
Operating income (loss) from continuing operations:				
Distribution	$ (8,834)		$ (1,062)	
Publishing	(13,371)		5,265	
Consolidated operating income (loss) from continuing operations	$ (22,205)		$ 4,203	
Net Sales by Geographic Region				
United States	$ 424,439		$ 475,985	
International	59,421		43,029	
Net sales before inter-company eliminations	483,860		519,014	
Inter-company eliminations	(15,780)		(22,893)	
Net Sales as reported	$ 468,080		$ 496,121	
Net Sales by Sales Channel				
Retail	$ 407,762		$ 464,452	
E-commerce	76,098		54,562	
Net sales before inter-company eliminations	483,860		519,014	
Inter-company eliminations	(15,780)		(22,893)	
Net Sales as reported	$ 468,080		$ 496,121	